                                                                    EXHIBIT 10.8

================================================================================


                         AGREEMENT AND PLAN OF MERGER


                               between and among


                   SOUTHERN STATES COOPERATIVE, INCORPORATED

                                      and

                          MICHIGAN LIVESTOCK EXCHANGE

                                      and

                        STATESMAN FINANCIAL CORPORATION

                                      and

                     MICHIGAN LIVESTOCK CREDIT CORPORATION






                         Dated as of December 31, 1997

================================================================================

                                   Agreement

                               Table of Contents

                          (Not Part of the Agreement)

                                                                           Page
                                                                           ----
                                   ARTICLE I

The Mergers...............................................................   1
1.1.  Merger of MLE into Southern States..................................   1
1.2.  Merger of MLCC into Statesman.......................................   1
1.3.  Consummation of the MLE Merger and the MLCC Merger..................   1
1.4.  Approval by MLE Members and MLCC Stockholders.......................   2


                                  ARTICLE II
Closing...................................................................   2
2.1.  Time and Place......................................................   2


                                  ARTICLE III

Representations and Warranties of the MLE and MLCC........................   2
3.1.  Organization........................................................   2
3.2.  Subsidiaries........................................................   3
3.3.  Member Equities and Capitalization..................................   3
3.4.  Authority Relative to this Agreement................................   4
3.5.  Consents and Approvals; No Violation................................   4
3.6.  Financial Statements and Reports....................................   4
3.7.  Absence of Undisclosed Liabilities..................................   5
3.8.  Absence of Material Adverse Change..................................   5
3.9.  Finders and Investment Bankers......................................   5
3.10. Severance, Termination, Change in Control and Similar Agreements....   5
3.11. Real Property.......................................................   6
3.12. Title to and Condition of Personal Property.........................   7
3.13. Litigation..........................................................   7
3.14. Compliance with other Instruments and Laws..........................   7
3.15. Taxes...............................................................   8
3.16. Employees...........................................................   9
3.17. Employee Benefit Plans and Programs.................................   9
3.18. Accounts and Notes Receivable.......................................  13
3.19. Insurance...........................................................  13
3.20. Intellectual Property...............................................  13
3.21. Contracts...........................................................  14

3.22. Environmental Matters...............................................  15
3.23. Disclosure..........................................................  16

                                  ARTICLE IV

Separate Representations and Warranties of MLCC...........................  17
4.1.  Financial Statements and Reports....................................  17
4.2.  Absence of Undisclosed Liabilities..................................  17


                                   ARTICLE V

Representations and Warranties of Southern States.........................  17
5.1.  Organization........................................................  17
5.2.  Authority Relative to this Agreement................................  18
5.3.  Consents and Approvals; No Violation................................  18
5.4   Financial Statements and Reports....................................  18
5.5.  Litigation..........................................................  18
5.6   Absence of Undisclosed Liabilities..................................  19
5.7   Absence of Material Adverse Change..................................  19
5.8   Finders and Investment Bankers......................................  19
5.9   Compliance with Other Instruments and Laws..........................  19
5.10  Disclosure..........................................................  20

                                  ARTICLE VI

Representations and Warranties of Statesman...............................  20
6.1.  Organization........................................................  20
6.2.  Authority Relative to this Agreement................................  20
6.3.  Consents and Approvals; No Violation................................  21
6.4   Financial Statements and Reports....................................  21
6.5.  Litigation..........................................................  21
6.6.  Absence of Undisclosed Liabilities..................................  22
6.7   Absence of Material Adverse Change..................................  22
6.8   Compliance with Other Instruments and Laws..........................  22
6.9   Disclosure..........................................................  23

                                  ARTICLE VII

Conduct of Business Pending the Merger....................................  23
7.1.  Conduct of Business of the MLE Companies............................  23

                                 ARTICLE VIII

Additional Agreements...................................................    25
8.1.   Southern States By-laws..........................................    25
8.2.   MLE Results of Operations........................................    26
8.3    Exchange of MLE Equities.........................................    26
8.4.   MLCC Lending Programs............................................    26
8.5.   Additional Agreements............................................    26
8.6.   No Solicitation of Acquisition Proposals.........................    27
8.7.   Access to Information; Confidentiality...........................    27
8.8.   Public Announcements.............................................    27

                                  ARTICLE IX

Closing Conditions......................................................    28
9.1.   Conditions Precedent to the Obligations of All Parties...........    28
9.2.   Conditions Precedent to the Obligations of MLE...................    28
9.3.   Conditions Precedent to Obligations of MLCC......................    29
9.4.   Conditions Precedent to Obligations of Southern States...........    29
9.5    Conditions Precedent to Obligations of Statesman.................    30

                                   ARTICLE X

Termination and Abandonment.............................................    31
10.1.  Termination......................................................    31
10.2.  Procedure and Effect of Termination..............................    32
10.3.  Effect on MLCC Merger of Termination by MLE or Southern States...    32

                                  ARTICLE XI

Miscellaneous...........................................................    32
11.1.  Amendment and Modification.......................................    32
11.2.  Waiver of Compliance; Consents...................................    32
11.3.  Investigations; Survival of Warranties...........................    33
11.4.  Notices..........................................................    33
11.5.  Assignment; Parties in Interest..................................    34
11.6.  Further Assurances...............................................    34
11.7.  Governing Law....................................................    34
11.8.  Counterparts.....................................................    34
11.9.  Entire Agreement.................................................    34
11.10. Severability.....................................................    34

                                   EXHIBITS

Exhibit A   Plan of Merger of Michigan Livestock Exchange with and into Southern
            States Cooperative, Incorporated

Exhibit B   Plan of Merger of Michigan Livestock Credit Corporation with and into Statesman Financial Corporation

Exhibit C   Proposed Amendments to Bylaws of Southern States Cooperative,
            Incorporated

                     AGREEMENT AND PLAN OF REORGANIZATION


     Agreement and Plan of Merger dated as of December 31 1997 (the "Agreement"), between and among Southern States Cooperative, Incorporated, a Virginia agricultural cooperative corporation ("Southern States"), and Michigan Livestock Exchange, a Michigan non-stock cooperative membership corporation ("MLE"), Statesman Financial Corporation, a Virginia corporation ("Statesman"), and Michigan Livestock Credit Corporation, a Michigan corporation ("MLCC").

                                   ARTICLE I

                                  The Mergers


          1.1. Merger of MLE into Southern States. At the Effective Time (as
               ----------------------------------
defined in Section 1.3 hereof), in accordance with this Agreement and the Virginia Stock Corporation Act ("VSCA") and applicable Michigan law, MLE shall be merged into Southern States (the "MLE Merger") under and in accordance with the terms of the Plan of Merger attached hereto as Exhibit A (the "MLE Plan of
                                                                   -----------
Merger"), the separate existence of MLE shall cease, and Southern States shall
------
continue as the surviving corporation of the MLE Merger with the effect as provided for under the VSCA and applicable Michigan law. The Articles of Incorporation and By-laws of the surviving corporation in the MLE Merger shall be the Articles of Incorporation and By-laws of Southern States as in effect immediately prior to the Effective Time, except as the By-laws of Southern States shall be amended as of the Effective Time as provided for in Section 8.1 of this Agreement, until thereafter amended as provided for therein and under the VSCA.


          1.2. Merger of MLCC into Statesman. At the Effective Time (as defined
               -----------------------------
in Section 1.3 hereof), in accordance with this Agreement and the Virginia Stock Corporation Act ("VSCA") and applicable Michigan law, MLCC shall be merged into Statesman or with or into a wholly owned subsidiary of Statesman (the "MLCC Merger") under and in accordance with the terms of the Plan of Merger attached hereto as Exhibit B (the "MLCC Plan of Merger"), the separate existence of MLCC
                          -------------------
shall cease, and Statesman shall continue as the surviving corporation of the MLCC Merger with the effect as provided for under the VSCA and applicable Michigan law. The Articles of Incorporation and By-laws of the surviving corporation in the MLCC Merger shall be the Articles of Incorporation and By-laws of Statesman as in effect immediately prior to the Effective Time until thereafter amended as provided for therein and under the VSCA.


          1.3. Consummation of the MLE Merger and the MLCC Merger. The parties
               --------------------------------------------------
hereto will cause each of the MLE Merger and the MLCC Merger to be consummated by delivering to the State Corporation Commission of the Commonwealth of Virginia (the "Virginia Commission") articles of merger (the "Articles of Merger") in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the VSCA. Each of the MLE Merger and the MLCC Merger shall become effective as of the time that the Virginia Commission finds that the Articles of Merger comply with the requirements of law and that all required fees have been paid, and it shall issue a certificate of merger with respect to the MLE Merger and the MLCC Merger for record in accordance with the relevant provisions of the VSCA (or at such later time specified as the effective time in the Articles of Merger). The term

"Effective Time" shall mean the date and time at which the MLE Merger and MLCC Merger become effective.

          1.4. Approval by MLE Members and MLCC Stockholders. The MLE Merger
               ---------------------------------------------
shall be approved by the members of MLE and the MLCC Merger shall be approved by the shareholders of MLCC, in each case in accordance with applicable Michigan law. In order to consummate the MLE Merger, MLE shall, in accordance with applicable law, duly call, give notice of, convene and hold a meeting of its members as soon as practical, for the purposes of voting on and approving the adoption of this Agreement and the MLE Plan of Merger. Subject to Section 8.6, MLE shall include in the materials distributed to its members in connection with the meeting called to vote upon this Agreement, the recommendation of the Board of Directors of MLE that the members of MLE vote in favor of the approval of the MLE Merger and the adoption of this Agreement and the MLE Plan of Merger.

                                  ARTICLE II

                                    Closing

          2.1. Time and Place. The closing of the transactions provided for in
               --------------
this Agreement (the "Closing") shall take place at the main office of Southern
                     -------
States in Richmond, Virginia, at 10:00 a.m., local time, as soon as practicable following satisfaction of the closing conditions set forth in Article IX, provided, however, that the parties hereto agree to use all reasonable efforts to consummate the Closing on or before April 1, 1998, or as soon as practicable thereafter. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

                                  ARTICLE III

                Representations and Warranties of MLE and MLCC

          MLE represents and warrants to Southern States with respect to itself and, where applicable with respect to each of the Subsidiaries (as hereinafter defined), and MLCC represents and warrants to each of Southern States and Statesman with respect to itself, as follows:

          3.1. Organization. MLE is a non-stock, membership corporation duly
               ------------
organized, validly existing and in good standing under the laws of the State of Michigan. MLCC is a stock corporation duly organized, validly existing and in good standing under the laws of the State of Michigan. Each of MLE and MLCC has all requisite power and authority, and all governmental licenses, authorizations and approvals, to own, lease and operate its properties and to carry on its business as now being conducted. Each of MLE and MLCC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. Each of MLE and MLCC has heretofore delivered or made available to Southern States accurate and complete copies of its Articles of Incorporation and By-laws, as amended and in effect on the date hereof.

          3.2.  Subsidiaries. Except as specifically set forth in Schedule 3.2,
                ------------
neither MLE nor MLCC has any subsidiaries and neither of them owns any capital stock of or equity interests in any corporation, partnership, joint venture or other entity or enterprise. MLE owns directly or indirectly each of the outstanding shares of capital stock or other ownership interest of each of MLE's subsidiaries shown on Schedule 3.2. (Each subsidiary of MLE listed on Schedule
3.2 is hereinafter referred to as a "Subsidiary" and MLE together with all of
                                     ----------
the Subsidiaries, are hereinafter referred to as the "MLE Companies".) Each of
                                                      -------------
the outstanding shares of capital stock or other ownership interest of each of the Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and, except as set forth on Schedule 3.2, is owned, directly or indirectly, by MLE free and clear of all liens, pledges, security interests, claims or other encumbrances. The following information for each Subsidiary set forth in Schedule 3.2 is true and correct: (i) its name and jurisdiction of incorporation or organization and all jurisdictions where it is or is required to be qualified to do business; (ii) its authorized capital stock or other ownership interest; and (iii) the number of issued and outstanding shares of capital stock or other ownership interest, the names of the holders thereof, and the number of shares or amount of interest held by each such holder. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite power and authority, and all government licenses, authorization and approvals, to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary.


          3.3.  Member Equities and Capitalization.
                ----------------------------------

                (a) The aggregate amount of members' and patrons' equities of MLE is accurately reflected on the MLE Financial Statements (as defined herein) and the individual member's and patron's equities of MLE are accurately reflected on MLE's books and records. MLE has furnished to Southern States an accurate and complete list of member and patron allocated equities broken down by year of allocation.

                (b) All issued and outstanding capital stock or other ownership interests in MLE or any of its subsidiaries are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.

                (c) Except as set forth in Schedule 3.3(c), there are not now, and at the Closing there will not be, any options, warrants, calls, subscriptions, or other rights or other agreements or commitments of any nature whatsoever (either firm or conditional) obligating MLE or any Subsidiary to issue, transfer, deliver or sell, or cause to be issued, transferred, delivered or sold, any additional shares of capital stock or other equity interest of MLE or any Subsidiary, or any options, warrants, calls or other rights with respect to any securities of, or equity interest in, MLE or any Subsidiary or any securities or obligations convertible into or exchangeable for any such capital stock or other interest, or obligating MLE or any Subsidiary to grant, extend or enter into any such agreement or commitment, and no authorization therefor has been given or made.

          3.4.  Authority Relative to this Agreement. Each of MLE and MLCC has
                ------------------------------------
all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby on behalf of itself and all of the Subsidiaries. The execution and delivery of this Agreement by each of MLE and MLCC and the consummation by each of

MLE and MLCC of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of each of MLE and MLCC, and immediately prior to the Closing, no other corporate or cooperative action or proceedings on the part of any of the MLE Companies or any of their respective shareholders or members will be necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of MLE and MLCC and constitutes a valid and legally binding agreement, enforceable against each of MLE and MLCC in accordance with its terms.

          3.5.  Consents and Approvals; No Violation. Except as specifically set
                ------------------------------------
forth in Schedule 3.5, (i) there is no legal impediment to the consummation of the transactions contemplated by this Agreement; (ii) no filing with, notice to, or permit, authorization, consent or approval of, any public body or authority or other third party is necessary for the consummation of the transactions contemplated by this Agreement; and (iii) neither the execution and delivery of this Agreement, consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof will (A) conflict with or result in any violation of any provision of the Articles of Incorporation or By-Laws of MLE or any Subsidiary, (B) violate any statute, rule, regulation, order, writ, injunction or decree of any public body or authority by which MLE, any Subsidiary or any of their respective properties is bound, (C) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or any right to receive prepayment penalties) or the loss of any benefit to which MLE or any Subsidiary is entitled, under any contract, agreement, note, bond, mortgage, indenture, license, lease, franchise, permit or other instrument or obligation to which MLE or any Subsidiary is a party, or by which any of them or any of their properties are bound, or (D) result in the creation of any lien, encumbrance or charge of any kind on any asset of MLE or any Subsidiary.

          3.6.  Financial Statements and Reports. MLE has furnished to Southern
                --------------------------------
States the following financial statements (collectively, the "MLE Financial
                                                              -------------
Statements"): (i) audited consolidated, and unaudited consolidating, balance
----------
sheets, statements of income, statements of changes in members' and stockholders' equity and statements of cash flows as of and for the three most recently ended fiscal years (the fiscal year ended December 31, 1996 being referred to herein as the "MLE Last Fiscal Year End") of MLE and the
                           ------------------------
Subsidiaries; (ii) unaudited consolidated and consolidating balance sheets and statements of income, changes in members' and stockholders' equity and cash flow of MLE and the Subsidiaries as of and for the nine (9) month period ended September 30, 1997; and (iii) unaudited consolidated and consolidating balance sheets of MLE as of November 30, 1997 (the "MLE Balance Sheet"). The MLE
                                            -----------------
Financial Statements are correct and complete in all material respects with respect to each item therein, and present fairly the consolidated financial position, results of operations and changes in members' and stockholders' equity of MLE and the Subsidiaries as of and for the periods indicated, and are consistent in all material respects with the books and records of MLE and each of the Subsidiaries (which books and records are correct and complete in all material respects). The audited MLE financial statements have been prepared in accordance with generally accepted accounting principles applied consistently throughout the periods covered thereby.

          3.7.  Absence of Undisclosed Liabilities. Except as specifically set
                ----------------------------------
forth in Schedule 3.7, there are no liabilities, obligations or contingencies of any nature whatsoever (whether absolute, accrued, contingent or otherwise), except for liabilities, obligations or contingencies which are accrued or reserved against on the MLE Balance Sheet or are immaterial liabilities which were incurred after the date of the MLE Balance Sheet in the ordinary course of business consistent with past practice.

          3.8.  Absence of Material Adverse Change. Except as specifically set
                ----------------------------------
forth in Schedule 3.8, since the date of the MLE Balance Sheet, the business of MLE and each of the Subsidiaries has been operated in the usual and ordinary course and substantially in the same manner as previously conducted, and there has not been: (i) except for the effect of reserves established with the consent of Southern States or Statesman in contemplation of the Mergers, any material adverse change in the business, financial condition, results of operations or prospects of MLE or any Subsidiary, and, to the best knowledge of MLE, no fact or condition exists or is contemplated or threatened which might reasonably be expected to result in any such material adverse change; (ii) any material impairment of the ability of MLE or any Subsidiary to perform their respective obligations under this Agreement; (iii) any material threat or impediment to the consummation of the MLE Merger or the MLCC Merger and the other transactions contemplated by this Agreement; (iv) any loss or, to the best knowledge of MLE, threatened or contemplated loss of business of one or more customers of MLE or any Subsidiary, which loss will have a material adverse effect upon the business, results of operations or prospects of MLE or any Subsidiary; (v) any material loss, damage, condemnation or destruction of or to any of the properties of MLE or any Subsidiary (whether covered by insurance or not); (vi) any borrowings by MLE or any Subsidiary arising other than in the ordinary course of business consistent with past practices; (vii) any mortgage, pledge, lien or encumbrance made on any of the Real Property (as defined in Section 3.11 hereof), Personal Property (as defined in Section 3.12 hereof) or other properties or assets of MLE or any Subsidiary other than in the ordinary course of business consistent with past practices; or (viii) any sale, transfer or other disposition of any of the Real Property, Personal Property or other assets or properties of MLE or any Subsidiary, other than (A) in the ordinary course of business consistent with past practices or (B) as contemplated by this Agreement.

          3.9.  Finders and Investment Bankers. Except as specifically set forth
                ------------------------------
in Schedule 3.9, all negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of MLE or any Subsidiary in such manner as to give rise to any claim against MLE or any Subsidiary for any broker's or finder's fee or similar compensation.

          3.10.  Severance, Termination, Change in Control and Similar
                 -----------------------------------------------------
Agreements. Except as specifically set forth in Schedule 3.10, neither MLE nor
----------
any Subsidiary is a party to or bound by any agreement or arrangement for the benefit of any current or former employee or director providing for any severance, termination or retention payments or benefits or for any payments or benefits payable in connection with or as a result of, directly or indirectly, any change in control of MLE or any Subsidiary, and neither MLE nor any Subsidiary will be a party to or bound by any such agreement or arrangement at the Closing. No amount that could be received (whether in cash or property) as a result of the consummation of the transactions contemplated by this Agreement by any officer, director or employee of MLE or any Subsidiary under any employment, severance or termination agreement or other compensation arrangement or plan currently in effect will be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code")).

          3.11. Real Property.
                -------------

                (a) Schedule 3.11 contains a complete and correct list of all real property and all interests in real property owned by MLE and each of the Subsidiaries (collectively, the "Owned Real Property"). Schedule 3.11 also sets
                                 -------------------
forth the owner of each parcel of Owned Real Property and describes all improvements thereon. Each of MLE and each Subsidiary, as the case may be, has good, valid and marketable fee simple title to its Owned Real Property free and clear of all Liens, other than (i) Liens existing on the date hereof and specifically identified on Schedule 3.11, and (ii) statutory Liens for taxes not yet due and payable (the items referred to in the foregoing clauses (i) and (ii) are, collectively, "Permitted Liens").
                    ---------------

                (b) Schedule 3.11 contains a complete and correct list of all leases, subleases, licenses and occupancy agreements (collectively, "Leases")
                                                                     ------
pursuant to which MLE or any of its Subsidiaries is the lessee, sublessee, licensee or occupant of any real property leased or subleased by MLE or any Subsidiary (collectively, the "Leased Real Property"). Schedule 3.11 also
                               --------------------
contains a complete and correct list of all leases, subleases, licenses and occupancy agreements pursuant to which MLE or any Subsidiary is the lessor, sublessor or licensor of any part of the Leased Real Property or the Owned Real Property (collectively, the "Other Leases"). Schedule 3.11 also sets forth the
                             ------------
landlord and tenant for each Lease and each Other Lease. MLE has delivered or made available to Southern States complete and correct copies of the Leases and the Other Leases. MLE and each Subsidiary have duly complied with the material provisions of each of the Leases or Other Leases to which MLE or any Subsidiary is a party and is not in default under any of the Leases or Other Leases. To the best knowledge of MLE, no condition or state of facts exists which, with notice or the passage of time or both, would constitute a default under any of the Lease or Other Leases. Each of the Leases or Other Leases is in full force and effect and is enforceable by MLE or such Subsidiary against all other parties thereto.

                (c) Except as specifically set forth in Schedule 3.11, the Owned Real Property and the Leased Real Property (collectively, the "Real Property") constitute all the fee simple and leasehold interests in real property of MLE or any Subsidiary.

                (d) Except as specifically set forth in Schedule 3.11, there are no proceedings in eminent domain or other similar proceedings pending or threatened affecting any portion of the Real Property. There exists no writ, injunction, decree, order or judgment outstanding, nor any litigation pending or threatened, relating to the ownership, lease, use, occupancy or operation by any person of any Real Property.

                (e) Except as specifically set forth in Schedule 3.11, the use and operation of the Real Property in the conduct of the business of MLE or any Subsidiary does not violate in any material respect any instrument of record or other agreement affecting the Real Property. There is no material violation of any covenant, condition, restriction, easement or order of any governmental authority having jurisdiction over the Real Property or any other person entitled to enforce the same affecting the Real Property or the use or occupancy thereof. MLE and each of the Subsidiaries enjoy peaceful and undisturbed possession under the Leases for the Leased Real Property.

                (f) Except as specifically set forth in Schedule 3.11, the Real Property is in compliance in all material respects with all applicable building, environmental, zoning, subdivision and other land use and similar applicable laws, codes, ordinances, rules, regulations and orders of governmental authorities (collectively, the "Real Property Laws"), and neither
                                             ------------------
MLE nor any Subsidiary has received any notice of violation or claimed violation of any Real

Property Law. There is no pending or, to the best knowledge of MLE, anticipated change in any Real Property Law that will have or result in a material adverse effect upon the ownership, alteration, use, occupancy or operation of the Real Property or any portion thereof. No current use by MLE or any Subsidiary of the Real Property is dependent on a nonconforming use or other governmental approval the absence of which would materially limit the use of such properties or assets in the business of MLE or any Subsidiary.

                3.12. Title to and Condition of Personal Property.
                      -------------------------------------------

                      (a) Except as specifically set forth in Schedule 3.12, MLE and each of the Subsidiaries have good title to all material tangible assets constituting personal property purported to be owned by it, including, without limitation, all such personal property reflected on the MLE Balance Sheet or acquired after the date thereof, all fixed assets, chattels, machinery, equipment, leasehold improvements, computer hardware, fixtures, furniture, furnishings, handling equipment, implements, parts, tools and accessories of all kinds, and has valid leasehold interests in all personal property leased by it, in each case free and clear of all Liens (personal property owned or leased by MLE, collectively, the "Personal Property").
                        -----------------

                      (b) Except as specifically set forth in Schedule 3.12, the Personal Property is in good operating condition, in good repair, has been well maintained, conforms with all applicable ordinances and regulations, environmental laws,, regulations and ordinances and is substantially fit for use in accordance with MLE and each Subsidiary's past practices.

                3.13. Litigation. Except as specifically set forth in Schedule
                      ----------
3.13, there is no action, suit, proceeding or investigation pending, or, to the best knowledge of MLE, threatened against MLE or any Subsidiary which relates to the transactions contemplated by this Agreement or which would, if adversely determined, result in any liability to MLE or any Subsidiary, nor has MLE or any Subsidiary received threat of any such action, proceeding, investigation or inquiry. No such action, proceeding or, to the best knowledge of MLE, investigation or inquiry has been pending at any time since the MLE Last Fiscal Year End. There are no citations, fines or penalties heretofore asserted against MLE or any Subsidiary under any federal, state or local law regulation, or ordinance which remain unpaid, nor has MLE or any Subsidiary received any notice or any other communication since MLE's Last Fiscal Year End from any federal, state or local agency or other governmental authority with respect to any material violations or alleged violations of any federal, state or local law or regulation.

                3.14. Compliance with Other Instruments and Laws. Except as
                      ------------------------------------------
specifically set forth in Schedule 3.14, neither MLE nor any Subsidiary is in violation of or default under any term of, nor is there any set of facts which would, upon receipt of notice or passage of time constitute a violation of or default under (i) its Articles of Incorporation or By-laws; (ii) any note, bond, mortgage, indenture, instrument or agreement relating to indebtedness for borrowed money; (iii) any judgment, decree or order of any court or governmental body; or (iv) any other material contract, agreement, license, lease, franchise, permit or other instrument or obligation to which it is a party or by which it or any of its properties or assets is bound. MLE and each of the Subsidiaries are in compliance in all material respects with all statutes, laws, ordinances, rules, regulations, permits, concessions, grants, franchises, licenses and other governmental authorizations and approvals applicable to the operation of their respective businesses. All permits, concessions, grants, franchises, licenses and other governmental authorizations and approvals material to the conduct of the businesses of MLE or any Subsidiary have been duly obtained and are in full force and effect, and there are no proceedings pending or, to the best knowledge of MLE, threatened which may result in the revocation, cancellation, suspension or materially adverse modification thereof. None of such permits, concessions, grants, franchises, licenses or other governmental authorizations and approvals will be affected in a manner that would have an adverse effect on the financial condition, operations or business of MLE or any of the Subsidiaries by the consummation of the transactions contemplated by this Agreement.

                3.15. Taxes.
                      -----

                      (a) MLE and each of the Subsidiaries have duly and timely filed all federal, state, and local tax returns required to be filed by or with respect to MLE or any Subsidiary or any of their respective assets or business, and all such returns are true and correct in all material respects. True and complete copies of all such tax returns for the preceding five years have been furnished or made available to Southern States. MLE and each of the Subsidiaries have duly and timely paid, collected and withheld all taxes, levies, duties, imposts, assessments, fees and other governmental charges (including any interest and penalties thereon and additions thereto) ("Taxes") that are or may
                                                        -----
be required to be paid, collected or withheld by or with respect to MLE or any Subsidiary or any of their respective assets or business, except for Taxes not yet due and for which adequate reserves are being maintained and reflected on the MLE Balance Sheet in accordance with generally accepted accounting principles. Except as specifically set forth on Schedule 3.15, no taxing authority is now asserting or, to the best knowledge of MLE, threatening to assert against MLE or any Subsidiary any deficiency or claim for Taxes. Except as specifically set forth on Schedule 3.15, neither MLE nor any Subsidiary (i) has been granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax or (ii) is currently under, or has received notice of commencement of, any audit by any taxing authority, or is a party to any judicial proceeding with respect to Taxes.

                      (b) Except as specifically set forth in Schedule 3.15, there is no contract or agreement (including Tax sharing, allocation and indemnification agreements) under which MLE or any Subsidiary has, or may at any time in the future have, an obligation to contribute to the payment of any portion of any Tax (or pay any amount computed by reference to any portion of any Tax).

                      (c) Except as specifically set forth in Schedule 3.15, no written ruling has been received from, and no closing or other similar agreement has been executed with, any taxing authority that is presently binding upon MLE or any Subsidiary or any of their respective assets or business.

                      (d) Schedule 3.15 sets forth (i) all states and localities in which MLE or any Subsidiary is required to file Tax returns or pay Taxes and (ii) all elections with respect to Taxes presently binding upon MLE or any Subsidiary.

                      (e)  None of the assets of MLE or any of its Subsidiaries
(i) is properly required to be treated as being owned by any other person under the "safe harbor lease" provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, or (ii) has been financed with or directly or indirectly secures any bond or debt the interest on which is tax exempt under
Section 103(a) of the Code.

               3.16. Employees.  Except as specifically set forth on Schedule
                     ---------
3.16, MLE and each Subsidiary has complied in all material respects with all legal requirements relating to the employment of labor, including, without limitation, provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other Taxes. Except as set forth in Schedule 3.16, neither MLE nor any Subsidiary is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practice or other collective bargaining disputes. Neither MLE nor any Subsidiary has any knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of MLE or any Subsidiary. Schedule 3.16 contains (i) a list of all grievances, if any, filed pursuant to any collective bargaining agreement which is presently pending and which involves any employee at any facility of MLE or the Subsidiaries, as well as a description and the status of each, (ii) a list of all pending unfair labor practice charges, if any, as well as a description of and a statement as to the status of each, filed prior to the date hereof with any governmental agency by or on behalf of any employee at any facility of MLE or any Subsidiary, and (iii) a list of all pending employee-related litigation, if any, including administrative proceedings, as well as a description of and a statement as to the status of each case, filed by or on behalf of any employee at any facility of MLE or the Subsidiaries.

               3.17. Employee Benefit Plans and Programs.
                     -----------------------------------

                     (a)  Schedule 3.17 lists (i) each "employee benefit
                          -------------
plan" within the meaning of Section 3(3) of ERISA (including, without limitation, pension, profit sharing, stock bonus, medical reimbursement, life insurance, disability and severance pay plans) that is maintained or otherwise contributed to by, or under which there is any continuing obligation on the part of, MLE or any Subsidiary for the benefit of any current or former employee or director, spouse or former spouse, dependent or beneficiary thereof of MLE or any Subsidiary or any of its current or former ERISA Affiliates (collectively, "Employees") and (ii) all other employee benefit plans, agreements, programs, policies or other arrangements (including, without limitation, vacation, sick, personal or other leave and dependent care), not subject to ERISA, that are maintained or otherwise contributed to by, or under which there is any continuing actual or contingent obligation on the part of, MLE or any Subsidiary for the benefit of any Employee (collectively, "Plans"). For purposes hereof, an
                                                -----
"ERISA Affiliate" means each entity that is or, depending on the context, was a
 ---------------
member of a controlled group or affiliated service group of which MLE or any Subsidiary or, depending on the context, was such a member or that is or, depending on the context, was under common control with MLE or any Subsidiary (within the meaning of Sections 414(b), 414(c), 414(m) or 414(o) of the Code).

                     (b)  Schedule 3.17 hereto also contains a true and
                          -------------
complete list of the terms and conditions of employment, including compensation, change in control agreements, severance and benefit continuation agreements and other benefits other than Plans, of present and former employees of MLE or any Subsidiary and the spouses, former spouses, dependents or beneficiaries of any such persons.

                     (c) With respect to each of the Plans which is not a "multiemployer plan" (as such term is defined in Section 3(37) of ERISA), MLE and each Subsidiary has made available to Southern States:

                    (i) a current, accurate and complete copy (or, to the extent no such copy exists, an accurate description) of the Plan document therefor (including all existing amendments thereto that shall become effective at a later date) and, to the extent applicable;

                    (ii) any related trust agreement, annuity contract, insurance contract (including, without limitation, any stop loss coverage), or other funding instrument;

                    (iii) any summary plan description and all summaries of material modifications thereto;

                    (iv) any related investment manager agreement, administrative services agreement or other agreement with any service provider;

                    (v) the last five years' annual reports on IRS Form 5500 series;

                    (vi) for any Plan which is a defined benefit pension plan, the last five years' actuarial valuation reports;


                    (vii) the last five years' tax returns on Form 990 for any trust funds;

                    (viii) the last five years' tax or other returns on which excise taxes relating thereto has been reported;

                    (ix) for any Plan which is a health, life insurance, disability or accident plan, the claims experience for the last three years; and

                    (x) the latest employee handbook and all modifications thereto.

               (d)  Except as set forth in Schedule 3.17, with respect to
                                           -------------
each of the Plans which is not a "multiemployer plan" (as such term is defined in Section 3(37) of ERISA):

                    (i) each such Plan has been established and administered in compliance with its terms and with the applicable provisions, if any, of ERISA and the Code and of any applicable state or other law, and neither MLE nor any ERISA Affiliate has received any written notice alleging to the contrary with respect to any such plan;

                    (ii) each such Plan is enforceable in accordance with the written terms thereof and no representation or assurance has been made to any Employee of MLE or any ERISA Affiliate that differs from the written terms of any such Plan;

                    (iii) MLE has the right to amend or terminate each such Plan at any time and for any reason;

                    (iv) there is no action, claim or demand of any kind (other than routine claims for benefits), whether through litigation, administrative or other proceedings or otherwise, that has been brought or, to the best knowledge of MLE, is proposed or threatened, against any such Plan or the assets thereof, against the fiduciary of any such plan, or against MLE or any Subsidiary;

                    (v) each Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter as to its qualification, and to the best knowledge of MLE, there are no facts or circumstances that would jeopardize any Plan's qualification under Section 401(a) of the Code;

                    (vi) each Plan that is intended to be a cafeteria plan within the meaning of Section 125 of the Code has been established and operated in accordance with the applicable requirements thereof, and, to the best knowledge of MLE, there are no facts or circumstances that would jeopardize any Plan's treatment as a cafeteria plan under Section 125 of the Code;

                    (vii) to the best knowledge of MLE no "reportable event" (as such term is used in Section 4043 of ERISA), "prohibited transaction" (as such term is used in Section 4975 of the Code or ERISA), or "accumulated funding deficiency" (as such term is used in Section 412 or 4971 of the Code) has occurred, or would occur by reason of the consummation of the transactions contemplated in this Agreement, with respect to any Plan;

                    (viii) MLE and each Subsidiary and each of their respective ERISA Affiliates has complied with the health care continuation requirements of
Section 601, et seq. of ERISA and COBRA with respect to Employees;
             -- ---

                    (ix)   Neither MLE nor any Subsidiary has any
obligation under any Plan to provide health, life insurance or other welfare benefits to former employees, spouses, former spouses, or their dependents except as specifically required by law;

                    (x) the Real Property, Personal Property and other properties and assets of MLE and the Subsidiaries are not subject to any liens or other encumbrances (whether absolute or contingent), or any condition which could result in any such lien or encumbrance, under the Code or ERISA with respect to the Plans;

                    (xi) there are no liabilities which would have a material adverse effect with respect to the Plans which are not disclosed in the MLE Balance Sheet;

                    (xii)  none of the agreements listed on Schedule 3.17
                                                            ------------
hereto will be breached by the execution, delivery and performance of this Agreement by either MLE or MLCC;

                    (xiii)  none of the agreements listed on Schedule
                                                             --------
3.17 hereto requires Southern States or Statesman to retain any Employee of MLE
----
or any Subsidiary as an Employee for any period of time or to assume any employment, compensation, fringe benefit, welfare pension, profit sharing or deferred compensation plan or other employee benefit plan in respect of any Employee of MLE, any Subsidiary or any ERISA Affiliate; and

                    (xiv) each Plan which is a defined benefit pension plan, which is subject to Title IV of ERISA is fully funded on a plan termination basis.

               (e)  With respect  to each of the Plans  which is
a "multiemployer plan" (as such term is defined in Section 3(37) of ERISA), except as set forth in Schedule 3.17:
                       -------------

                    (i)  MLE has identified each such plan on Schedule 3.17 as
                                                              -------------
such a multiemployer plan and has disclosed the ongoing regular contribution obligation thereunder to Southern States;

                    (ii) neither MLE nor any Subsidiary has incurred any withdrawal liability with respect to any such multiemployer plan that remains unsatisfied, or would incur any withdrawal liability with respect to any such multiemployer plan if it or any of its ERISA Affiliates withdrew at the Closing; and no withdrawal liability will be triggered by reason of the consummation of the transactions contemplated in this Agreement;

                    (iii) MLE has made available to Southern States a current, accurate and complete copy (or, to the extent no such copy exists, an accurate description) of the plan document therefor (including all existing amendments thereto that shall become effective at a later date), and any summary plan description and all summaries of material modifications thereto;

                    (iv) there is no action, claim or demand of any kind (other than routine claims for benefits), whether through litigation, administrative or other proceedings or otherwise, that has been brought or, to the best knowledge of MLE, is proposed or threatened, against or by any such multiemployer plan or the assets thereof, MLE or any Subsidiary or any fiduciary of any such multiemployer plan;

                    (v) the Real Property, Personal Property and other properties and assets of MLE and the Subsidiaries are not subject to any liens or other encumbrances (whether absolute or contingent), or any condition which could result in any such lien or encumbrance, under the Code or ERISA with respect to any such multiemployer plan; and

                    (vi) there are no liabilities with respect to any such multiemployer plan which are not disclosed in the MLE Balance Sheet.

               (f) Information provided by MLE to Southern States regarding the costs of benefits and administration of the Plans for the Employees of MLE and the Subsidiaries is accurate and complete.


        3.18.  Accounts and Notes Receivable. Except as specifically set
               -----------------------------
forth in Schedule 3.18, the accounts receivable and notes receivable of MLE or any Subsidiary reflected on the MLE Balance Sheet, and such additional accounts receivable or notes receivable as are reflected on the books of MLE or any Subsidiary on the date hereof, including, without limitation, all customer accounts receivable and notes receivable, are genuine and represent the valid and binding obligations of the obligor thereon, enforceable in accordance with their terms and are good and collectible at the recorded amounts thereof, are free and clear of any Liens and have arisen only from bona fide transactions in the ordinary course of business.


        3.19.  Insurance.  Each of MLE and each Subsidiary has fire and
               ---------
casualty insurance policies with extended coverages, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. Schedule 3.19 lists all policies of insurance covering MLE or any Subsidiary and their respective properties as maintained by MLE or such Subsidiary on the date hereof. Such policies are in full force and effect and all premiums due thereon have been paid. MLE and the Subsidiaries have complied in all material respects with the terms and provisions of such policies. No notice of termination or premium increase has been received under any of such policies.

          3.20.  Intellectual Property.
                 ---------------------

                 (a) For purposes of this Section 3.20, the term "Intellectual Property" means the United States and foreign trademarks, trade names, trade dress, copyrights, and similar rights, including registrations and applications to register or renew the registration of any of the foregoing, the United States and foreign letters patent and patent applications, and inventions, processes, designs, formulae, trade secrets, know-how, computer software, data, customer lists, and all similar intellectual property rights, tangible embodiments of any of the foregoing (in any medium including electronic media), and licenses of any of the foregoing.


                 (b) Schedule 3.20 sets forth a complete andcorrect list of all Intellectual Property that is owned by MLE or any Subsidiary (the "Owned Intellectual Property"), which term includes all owned computer software. Except as specifically set forth in Schedule 3.20, the Owned Intellectual Property constitutes all Intellectual Property used or held for use in connection with, necessary for the conduct of, or otherwise material to the business of MLE or any Subsidiary. Schedule 3.20 sets forth a complete and correct list of all written or oral licenses and arrangements (i) pursuant to which the use by any person of Intellectual Property is permitted by MLE or any Subsidiary and (ii) pursuant to which the use by MLE of Intellectual Property is permitted by any person (collectively, together with any of the foregoing relating to computer software, the "Intellectual Property Licenses"). Immediately after the Closing,
               ------------------------------
Southern States or Statesman, as the case may be, will have the right to use all Intellectual Property described in Schedule 3.20 and will own all Owned Intellectual Property, free and clear of Liens. True and complete copies of all Intellectual Property Licenses have been furnished to Southern States and Statesman. MLE and the Subsidiaries have duly complied with the provisions of each Intellectual Property License and none of them is in default under any such Intellectual Property License. To the best knowledge of MLE, no condition or state of facts exists which, with notice or the passage of time or both, would constitute a default under any such Intellectual Property License. All Intellectual Property Licenses are in full force and effect and are enforceable by MLE or any Subsidiary, as the case may be, against all other parties thereto. Except as specifically set forth in Schedule 3.20, (i) the conduct of the business of MLE and the Subsidiaries does not infringe the rights of any third party in respect of any Intellectual Property, (ii) to the best knowledge of MLE, none of the Owned Intellectual Property is being infringed by third parties, and (iii) there is no claim or demand of any person pertaining to, or any proceeding which is pending or, to the best knowledge of MLE, threatened that challenges the rights of MLE or any Subsidiary in respect of any Owned Intellectual Property or Intellectual Property License, or that claims that any default exists under any Intellectual Property License.


          3.21.  Contracts.
                 ---------

                 (a) Except as may be listed on another Schedule to this Agreement, Schedule 3.21 sets forth a list of all material written agreements, contracts and commitments, together with all amendments thereto, and accurate descriptions of all oral agreements of the following types to which MLE or any Subsidiary is a party as of the date hereof:

                    (i)     Borrowing and Lending Arrangements. Mortgages,
                            ----------------------------------
indentures, security agreements and other agreements and instruments relating to the borrowing of money or advances of credit;

                    (ii)    Partnership. Partnership or joint venture
                            -----------
agreements;

                    (iii)   Employment. Employmentagreements and consulting
                            ----------
agreements;

                    (iv)    Bonus and Benefit Plans. Bonus, profit sharing,
                            -----------------------
compensation, stock option, pension, retirement, severance, deferred compensation or other plans, agreements, arrangements, trusts or funds for the benefit of employees, including all arrangements subject to ERISA;

                    (v)     Sales Agency. Material sales agency, manufacturer's
                            ------------
representative or distributorship agreements, supply agreements, marketing agreements, advertising agreements, agreements with outside credit card companies, licenses and other agreements relating to Intellectual Property, including all Intellectual Property Licenses;

                    (vi)    Capital Expenditures. Agreements or commitments for
                            --------------------
capital expenditures to be made in excess of $50,000 for any single project;

                    (vii)   Investment Agreements. Agreements to provide funds
                            ---------------------
or to make any investment (in the form of a loan, capital contribution or otherwise) in any entity or business;

                    (viii)  Agreements with Affiliates. Agreements or
                            --------------------------
commitments with any officer or director of MLE or any Subsidiary or with any entity or business venture in which such officer or director has a direct or indirect interest or any person who owns more than 5% of the issued and outstanding equity of MLE or any Subsidiary;

                    (ix)    Loan Agreements. Loans, credit, factoring,
                            ---------------
subordination or similar agreements;

                    (x)     Powers of Attorney. Outstanding powers of attorney
                            ------------------
empowering any person, company or other organization to act on behalf of MLE or any Subsidiary;

                    (xi)    Guaranty. Outstanding guaranty or similar type of
                            --------
agreement, whether or not entered into in the ordinary course of business;

                    (xii)   Professional Advisors. All agreements, contracts,
                            ---------------------
commitments and understandings with professional advisors for services to be rendered on behalf of MLE or a Subsidiary;

                    (xiii)  Customer Agreements. Agreements or other
                            -------------------
arrangements with customers of any of the MLE Companies with an aggregate value in excess of $50,000;

                    (iv)    Other Agreements. All other agreements, contracts
                            ----------------
and commitments (excluding purchase orders, sales orders and contracts for the purchase of goods and services created in the ordinary course of business), including, without limitation, real estate leases, written or oral, to which MLE or any Subsidiary is a party or by which any of its properties is bound as of the date hereof, any one (or series) of which in any way involve payments or receipts of more than $50,000 following the date hereof, and all Intellectual Property Licenses; and,

                (b) True and compete copies of all of the agreements, contracts and commitments referred to in this Section 3.21 (the "Material Contracts") have
                                                       ------------------
been furnished or made available to Southern States. MLE and each of the Subsidiaries have duly complied with the provisions of each Material Contract to which MLE or any such Subsidiary is a party and neither MLE nor any Subsidiary is in default under any such Material Contract. All Material Contracts to which MLE or any Subsidiary is a party are in full force and effect and are enforceable by MLE or such Subsidiary against all other parties thereto.

          3.22. Environmental Matters.
                ---------------------

                (a)  As used in this Agreement:


                     (i)   "Applicable Environmental Law" means federal, state
                            ----------------------------
and local laws, principles of common law, regulations, and ordinances that exist on the date hereof, relating to pollution or protection of the environment which are applicable to MLE or any Subsidiary or their respective businesses, including laws relating to the emission, discharge, release or threatened release of any Hazardous Substance (as hereinafter defined) into the environment, or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Substance.

                     (ii)  "Hazardous Substance" means any pollutant,
                            -------------------
contaminant, toxic or hazardous or extremely hazardous substance, material, waste, constituent or chemical (including, petroleum or any product, by-product, or fraction thereof, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), pesticides, defoliants, explosives, flammables, corrosives
            ----
and urea formaldehyde) that is regulated by or requires notification, investigation or remediation under any Applicable Environmental Law.

                (b)  Except as specifically set forth in Schedule 3.22 hereto:

                     (i) Each of MLE and the Subsidiaries has obtained all material permits, licenses and other authorizations and filed all notices which are required to be obtained or filed by MLE or such Subsidiary under any Applicable Environmental Law;

                     (ii) Each of MLE and the Subsidiaries is in compliance in all material respects with all terms and conditions of such required permits, licenses and authorizations;

                     (iii) Each of MLE and the Subsidiaries is in compliance in all material respects with all requirements contained in any Applicable Environmental Law;

                     (iv) There are no past or present activities related to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of a material amount of any Hazardous Substance by MLE or any Subsidiary;

                    (v) The properties and plants of MLE or any Subsidiary do not contain any asbestos, PCBs, aboveground or underground storage tanks in any form, any surface impoundment, lagoon, landfill or other containment facility for the storage, treatment or disposal of any Hazardous Substance, or any wetlands area; and

                    (vi) Neither MLE nor any Subsidiary has knowledge or received notice of any violation of any Applicable Environmental Law, nor has it been advised by any governmental agency of any actual or potential claim, liability or demand pursuant to any Applicable Environmental Law, including but not limited to, a claim, notice or demand under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss.9601 et seq. ("CERCLA") or other similar state law, brought by any governmental agency, private party or other entity with respect to the operation of the business of MLE or any Subsidiary.

          3.23.  Disclosure. This Agreement, including all Schedules and
                 ----------
other exhibits or related documents, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein, in light of the circumstances in which they are made, not misleading. There is no material fact which has not been disclosed to Southern States or Statesman in writing, which is or could be anticipated to be material to Southern States' or Statesman's decision to consummate the transactions contemplated by the Agreement on the terms and conditions set forth herein.

                                  ARTICLE IV

                Separate Representations and Warranties of MLCC

          In addition to, and severally with, the representations and warranties made by MLCC in the preceding Article III, MLCC represents and warrants to each of Southern States and Statesman as follows:

          4.1.   Financial Statements and Reports. MLCC has furnished to
                 --------------------------------
Statesman the following financial statements (collectively, the "MLCC Financial
                                                                 --------------
Statements"): (i) audited balance sheet, statement of income, statement of
----------
changes in stockholders' equity and statement of cash flows as of and for the fiscal year ended December 31, 1996 (the "MLCC Last Fiscal Year End") of MLCC;
                                          -------------------------
the (ii) unaudited balance sheets and statements of income, changes in stockholders' equity and cash flow of MLCC as of and for the two fiscal years ended December 31, 1994 and December 31, 1995 and for the nine (9) month period ended September 30, 1997; and (iii) unaudited balance sheet of MLCC as of November 30, 1997 (the "MLCC Balance Sheet"). The MLCC Financial Statements are
                        ------------------
correct and complete in all material respects with respect to each item therein, and present fairly the consolidated financial position, results of operations and changes in stockholders' equity of MLCC as of and for the periods indicated, and are consistent in all material respects with the books and records of MLCC (which books and records are correct and complete in all material respects). The audited MLCC financial statements have been prepared in accordance with generally accepted accounting principles applied consistently throughout the periods covered thereby.

          4.2.   Absence of Undisclosed Liabilities. Except as specifically set
                 ----------------------------------
forth in Schedule 4.2, there are no liabilities, obligations or contingencies of any nature whatsoever (whether absolute, accrued, contingent or otherwise), except for liabilities, obligations or contingencies which are accrued or reserved against on the MLCC Balance Sheet or are liabilities which were incurred after the date of the MLCC Balance Sheet in the ordinary course of business consistent with past practice.

                                   ARTICLE V

               Representations and Warranties of Southern States

          Southern States represents and warrants to MLE as follows:

          5.1.   Organization. Southern States is an agricultural cooperative
                 ------------
corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Virginia. Southern States has all requisite power and authority, and all governmental licenses, authorizations and approvals, to own, lease and operate its properties and to carry on its business as now being conducted. Southern States is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. Southern States has heretofore delivered or made available to MLE accurate and complete copies of its Articles of Incorporation and By-laws, as amended and in effect on the date hereof.

          5.2.   Authority Relative to this Agreement. Southern States has all
                 ------------------------------------
requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Southern States and the consummation by Southern States of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Southern States, and, immediately prior to the Closing, no other corporate action or proceedings on the part of Southern States or its shareholders will be necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Southern States and constitutes a valid and binding agreement of Southern States, enforceable against Southern States in accordance with its terms.

          5.3.   Consents and Approvals; No Violation. Except as specifically
                 ------------------------------------
set forth in Schedule 5.3, (i) there is no legal impediment to the consummation of the transactions contemplated by this Agreement; (ii) no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by Southern States of the transactions contemplated by this Agreement; and (iii) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by Southern States with any of the provisions hereof will: (A) conflict with or result in any violation of any provision of the Articles of Incorporation or By-laws of Southern States, (B) violate any statute, rule, regulation, order, writ, injunction or decree of any public body or authority by which Southern States is bound, or (C) except as specifically set forth in
Schedule 5.3, (1) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any contract, agreement, note, bond, mortgage, indenture, license, lease, franchise, permit or other instrument or obligation to which Southern States is a party, or by which it or any of its properties is bound, or (2) result in the creation of any lien, encumbrance or charge of any kind on any asset of Southern States.

          5.4.   Financial Statements and Reports. Southern States has furnished
                 --------------------------------
to MLE the following financial statements (collectively, the "Southern States
                                                              ---------------
Financial Statements"): (i) audited consolidated balance sheet, statement of
--------------------
income, statement of changes in stockholders' equity and statement of cash flows as of and for the fiscal year ended June 30, 1997 ("Southern States Last Fiscal
                                                    ---------------------------
Year End") of Southern States; and (ii) unaudited consolidated balance sheet
--------
("Southern States Balance Sheet") and statements of income, changes in
  -----------------------------
stockholders' equity and cash flow of Southern States as of and for the five (5) month period ended November 30, 1997. The Southern States Financial Statements are correct and complete in all material respects with respect to each item therein, have been prepared in accordance with generally accepted accounting principles applied consistently throughout the periods covered thereby, and present fairly the consolidated financial position, results of operations and changes in stockholders' equity of Southern States as of and for the periods indicated, and are consistent in all material respects with the books and records of Southern States (which books and records are correct and complete in all material respects).

          5.5.   Litigation. Except as specifically set forth in Schedule 5.5,
                 ----------
there is no action, proceeding or investigation pending, or to the best knowledge of Southern States threatened, against Southern States which relates to the transactions contemplated by this Agreement or which would, if adversely determined, result in any liability to Southern States, nor has Southern States received threat of any such action, proceeding investigation or inquiry. No such action, proceeding or, to the best knowledge of Southern States, investigation or inquiry has been pending, at any time since the date of Southern States Last Fiscal Year End. There are no citations, fines, or penalties heretofore asserted against Southern States under any federal, state or local law, regulation or ordinance which remain unpaid, nor has Southern States received notices or any other communications since Southern States Last Fiscal Year End from any federal, state or local agency or other governmental authority with respect to any material violations or alleged violations of any federal, state or local law or regulation.

          5.6.   Absence of Undisclosed Liabilities. Except as specifically set
                 ----------------------------------
forth in Schedule 5.6, there are no liabilities, obligations or contingencies of any nature whatsoever (whether absolute, accrued, contingent or otherwise), except for liabilities, obligations or contingencies which are accrued or reserved against on the Southern States Balance Sheet or are immaterial liabilities which were incurred after the date of the Southern States Balance Sheet in the ordinary course of business consistent with past practice.

          5.7.   Absence of Material Adverse Change. Except as specifically set
                 ----------------------------------
forth in Schedule 5.7, since the date of the Southern States Balance Sheet, the business of Southern States has been operated in the usual and ordinary course and substantially in the same manner as previously conducted, and there has not been: (i) any material adverse change in the business, financial condition, results of operations or prospects of Southern States, and, to the best knowledge of Southern States, no fact or condition exists or is contemplated or threatened which might reasonably be expected to result in any such material adverse change; (ii) any material impairment of the ability of Southern States to perform its obligations under this Agreement; (iii) any material threat or impediment to the consummation of the MLE Merger or the MLCC Merger and the other transactions contemplated by this Agreement; (iv) any loss or, to the best knowledge of Southern States, threatened or contemplated loss of business of one or more customers of Southern States, which loss will have a material adverse effect upon the business, results of operations or prospects of Southern States;
(v) any material loss, damage, condemnation or destruction of or to any of the properties of Southern States (whether covered by insurance or not); (vi) any borrowings by Southern States arising other than in the ordinary course of business consistent with past practices; (vii) any mortgage, pledge, lien or encumbrance made on any of the properties or assets of Southern States arising other than in the ordinary course of business consistent with past practices; or (viii) any sale, transfer or other disposition of any of the assets or properties of Southern States, other than (A) in the ordinary course of business consistent with past practices or (B) as contemplated by this Agreement.

          5.8.   Finders and Investment Bankers. Except as specifically set
                 ------------------------------
forth in Schedule 5.8, all negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of Southern States in such manner as to give rise to any claim against Southern States for any broker's or finder's fee or similar compensation.

          5.9.   Compliance with Other Instruments and Laws. Except as
                 ------------------------------------------
specifically set forth in Schedule 5.9, Southern States is not in violation of or default under any term of nor is there any set of facts which would, upon receipt of notice or passage of time constitute a violation of or default under
(i) its Articles of Incorporation or By-laws; (ii) any note, bond, mortgage, indenture, instrument or agreement relating to indebtedness for borrowed money;
(iii) any judgment, decree or order of any court or governmental body; or (iv) any other material contract, agreement, license, lease, franchise, permit or other instrument or obligation to which it is a party or by which it or any of its properties or assets is bound. Southern States is in compliance in all material respects with all statutes, laws, ordinances, rules, regulations, permits, concessions, grants, franchises, licenses and other governmental authorizations and approvals applicable to the operation of their respective businesses. All permits, concessions, grants, franchises, licenses and other governmental authorizations and approvals material to the conduct of the business of Southern States have been duly obtained and are in full force and effect, and there are no proceedings pending or, to the best knowledge of Southern States, threatened which may result in the revocation, cancellation, suspension or materially adverse modification thereof. None of such permits, concessions, grants, franchises, licenses or other governmental authorizations and approvals will be affected in a manner that would have an adverse effect on the financial condition, operations or business of Southern States by the consummation of the transactions contemplated by this Agreement.

          5.10.  Disclosure. This Agreement, including all Schedules and other
                 ----------
exhibits or related documents, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein, in light of the circumstances in which they are made, not misleading. There is no material fact which has not been disclosed to MLE in writing, which is or could be anticipated to be material to MLE's decision to consummate the transactions contemplated by the Agreement on the terms and conditions set forth herein.

                                  ARTICLE VI

                  Representations and Warranties of Statesman

          Statesman represents and warrants to MLCC as follows:

          6.1.   Organization. Statesman is a corporation duly incorporated,
                 ------------
validly existing and in good standing under the laws of the Commonwealth of Virginia. Statesman has all requisite power and authority, and all governmental licenses, authorizations and approvals, to own, lease and operate its properties and to carry on its business as now being conducted. Statesman is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. Statesman has heretofore delivered or made available to MLCC accurate and complete copies of its Articles of Incorporation and By-laws, as amended and in effect on the date hereof.

          6.2.   Authority Relative to this Agreement. Statesman has all
                 ------------------------------------
requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Statesman and the consummation by Statesman of the transactions contemplated hereby have been duly and validly authorized and approved by its Board of Directors and, to the extent required by law, its shareholders, and, immediately prior to the Closing, no other corporate action or proceedings on the part of Statesman or its shareholders will be necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Statesman and constitutes a valid and binding agreement of Statesman, enforceable against Statesman in accordance with its terms.

          6.3.   Consents and Approvals; No Violation. Except as specifically
                 ------------------------------------
set forth in Schedule 6.3, (i) no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by Statesman of the transactions contemplated by this Agreement; and (ii) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by Statesman with any of the provisions hereof will (A) conflict with or result in any violation of any provision of the Articles of Incorporation or By-laws of Statesman, (B) violate any statute, rule, regulation, order, writ, injunction or decree of any public body or authority by which Statesman is bound, or (C) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any contract, agreement, note, bond, mortgage, indenture, license, lease, franchise, permit or other instrument or obligation to which Statesman is a party, or by which it or any of its properties is bound.

          6.4.   Financial Statements and Reports. Statesman has furnished to
                 --------------------------------
MLCC the following financial statements (collectively, the "Statesman Financial
                                                            -------------------
Statements"): (i) audited balance sheet, statement of income, statement of
----------
changes in stockholders' equity and statements of cash flows as of and for the fiscal year ended June 30, 1997 ("Statesman Last Fiscal Year End") of Statesman;
                                  ------------------------------
and (ii) unaudited balance sheet ("Statesman Balance Sheet") and statement of
                                   -----------------------
income, changes in stockholders' equity and cash flow of Statesman as of and for the five (5) month period ended November 30, 1997. The Statesman Financial Statements are correct and complete in all material respects with respect to each item therein, have been prepared in accordance with generally accepted accounting principles applied consistently throughout the periods covered thereby, and present fairly the consolidated financial position, results of operations and changes in stockholders' equity of Statesman as of and for the periods indicated, and are consistent in all material respects with the books and records of Statesman (which books and records are correct and complete in all material respects).

          6.5.   Litigation. Except as specifically set forth in Schedule 6.5,
                 ----------
there is no action, proceeding or investigation pending, or, to the best knowledge of Statesman, threatened against Statesman which relates to the transactions contemplated by this Agreement or which would, if adversely determined, result in any liability to Statesman, nor has Statesman received threat of any such action, proceeding, investigation or inquiry. No such action, proceeding or, to the best knowledge of Statesman, investigation or inquiry has been pending at any time since the Statesman Last Fiscal Year End. There are no citations, fines, or penalties heretofore asserted against Statesman under any federal, state or local law, regulation or ordinance which remain unpaid, nor has Statesman received notices or any other communications since the Statesman Last Fiscal Year End from any federal, state or local agency or other governmental authority with respect to any material violations or alleged violations of any federal, state or local law or regulation.

          6.6.   Absence of Undisclosed Liabilities. Except as specifically set
                 ----------------------------------
forth in Schedule 6.6, there are no liabilities, obligations or contingencies of any nature whatsoever (whether absolute, accrued, contingent or otherwise), except for liabilities, obligations or contingencies which are accrued or reserved against on the Statesman Balance Sheet or are immaterial liabilities which were incurred after the date of the Statesman Balance Sheet in the ordinary course of business consistent with past practice.

          6.7.   Absence of Material Adverse Change. Except as specifically set
                 ----------------------------------
forth in Schedule 6.7, since the date of the Statesman Balance Sheet, the business of Statesman has been operated in the usual and ordinary course and substantially in the same manner as previously conducted, and there has not been: (i) any material adverse change in the business, financial condition, results of operations or prospects of Statesman, and, to the best knowledge of Statesman, no fact or condition exists or is contemplated or threatened which might reasonably be expected to result in any such material adverse change; (ii) any material impairment of the ability of Statesman to perform its obligations under this Agreement; (iii) any material threat or impediment to the consummation of the MLE Merger or the MLCC Merger and the other transactions contemplated by this Agreement; (iv) any loss or, to the best knowledge of Statesman, threatened or contemplated loss of business of one or more customers of Statesman, which loss will have a material adverse effect upon the business, results of operations or prospects of Statesman; (v) any material loss, damage, condemnation or destruction of or to any of the properties of Statesman (whether covered by insurance or not); (vi) any borrowings by Statesman arising other than in the ordinary course of business consistent with past practices; (vii) any mortgage, pledge, lien or encumbrance made on any of the properties or assets of Statesman arising other than in the ordinary course of business consistent with past practices; or (viii) any sale, transfer or other disposition of any of the assets or properties of Statesman, other than (A) in the ordinary course of business consistent with past practices or (B) as contemplated by this Agreement.

          6.8.   Compliance with Other Instruments and Laws. Except as
                 ------------------------------------------
specifically set forth in Schedule 6.8, Statesman is not in violation of or default under any term of nor is there any set of facts which would, upon receipt of notice or passage of time constitute a violation of or default under
(i) its Articles of Incorporation or By-laws; (ii) any note, bond, mortgage, indenture, instrument or agreement relating to indebtedness for borrowed money;
(iii) any judgment, decree or order of any court or governmental body; or (iv) any other material contract, agreement, license, lease, franchise, permit or other instrument or obligation to which it is a party or by which it or any of its properties or assets is bound. Statesman is in compliance in all material respects with all statutes, laws, ordinances, rules, regulations, permits, concessions, grants, franchises, licenses and other governmental authorizations and approvals applicable to the operation of their respective businesses. All permits, concessions, grants, franchises, licenses and other governmental authorizations and approvals material to the conduct of the business of Statesman have been duly obtained and are in full force and effect, and there are no proceedings pending or, to the best knowledge of Statesman, threatened which may result in the revocation, cancellation, suspension or materially adverse modification thereof. None of such permits, concessions, grants, franchises, licenses or other governmental authorizations and approvals will be affected in a manner that would have an adverse effect on the financial condition, operations or business of Statesman by the consummation of the transactions contemplated by this Agreement.

          6.9.   Disclosure. This Agreement, including all Schedules and other
                 ----------
exhibits or related documents, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein, in light of the circumstances in which they are made, not misleading. There is no material fact which has not been disclosed to MLCC in writing, which is or could be anticipated to be material to MLCC's decision to consummate the transactions contemplated by the Agreement on the terms and conditions set forth herein.

                                  ARTICLE VII

                    Conduct of Business Pending the Merger

          7.1.   Conduct of Business of the MLE Companies. Each of the MLE
                 ----------------------------------------
Companies hereby covenants to Southern States, and MLCC covenants to Statesman, that, except as specifically provided in this Agreement or except with the prior written consent of Southern States, or, in the case of MLCC, Statesman, during the period from the date of this Agreement to the Closing, each of the MLE Companies will conduct its operations only in the ordinary and usual course consistent with past practice, and will use its customary and reasonable efforts to preserve intact its business organization, to keep available the services of its officers, employees and consultants, to maintain satisfactory relationships with suppliers, customers and all others having business relationships with it and to maintain accounting records consistent with past practice. MLE and each of the Subsidiaries will promptly advise Southern States, or, in the case of MLCC, Statesman, in writing of any change in the financial condition, operations or business of any of the MLE Companies which MLE or MLCC, as the case may be, recognizes is or is likely to be materially adverse to any of the MLE Companies. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Closing, without the prior written consent of Southern States, or, in the case of MLCC, Statesman, neither MLE nor any Subsidiary will do or enter into any written or oral agreement to do any of the following:

                 (a) amend the Articles of Incorporation or By-Laws of MLE or any Subsidiary;

                 (b) rescind, modify, amend or otherwise change or affect any of the resolutions of the Boards of Directors of MLE or any Subsidiary approving the execution of this Agreement and recommending it to the members of MLE for approval;

                 (c) (i) except as mutually agreed by MLE and Southern States, based upon the results of operations of MLE for the fiscal year ended December 31, 1997, either: (A) pay any patronage refund or (B) authorize any additional allocated patrons equity; or (ii) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any equity or shares of capital stock of any class of MLE or of any Subsidiary, or any securities convertible into or exchangeable for such equity or shares of capital stock;

                 (d) split, combine or reclassify any member's equity or shares of capital stock of MLE or of any Subsidiary of any class, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any class of equity or capital stock of MLE or of any Subsidiary, or redeem or otherwise acquire any such equity or shares of capital stock;

                 (e) except in the ordinary course of business under existing lines of credit, consistent with past practice and not in excess of current requirements or as may be required to extend MLE's and/or MLCC's existing credit facilities with St. Paul Bank until April 30, 1998 upon terms and conditions substantially similar to the terms of MLE's current credit facilities with St. Paul Bank, (i) create, incur, assume, maintain or permit to exist any long-term debt, including obligations in respect of capital leases (other than obligations under capital leases existing on the date hereof) or create, incur, assume, maintain or permit to exist any short-term borrowing in an aggregate amount for MLE or any such Subsidiary exceeding $500,000, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;
(iii) make any loans, advances or capital contributions to, or investments in, any other person; or (iv) waive, release, grant or transfer any material rights or modify or change any existing license, lease, contract or other document material to MLE or any Subsidiary;

                 (f) (i) increase or commit to increase in any manner the compensation, bonus, bonus opportunity, fringe benefits or other benefits of any employee, or enter into or commit to enter into, any employment or consulting agreement with or for the benefit of any person employed or otherwise engaged by MLE or any Subsidiary as of the date of this Agreement, except as any of such may occur in the ordinary course of business and in accordance with its customary past practices (and in any such event MLE will consult with Southern States before taking such action); (ii) increase or commit to increase in any manner the benefits, rights or entitlements under any Plan of any Employee;
(iii) pay or commit to pay any pension or other retirement benefit or allowance not required by an existing Plan; (iv) amend or commit to amend any Plan; (v) institute or enter into or commit to institute or enter into any bonus, profit-sharing, incentive, stock option or other equity benefit, deferred compensation, severance, retention, change in control, pension, retirement, health, welfare, group insurance or other employee or retiree benefit plan, agreement, trust, fund or arrangement; or (vi) hire or employ any additional employee (either on a salaried or hourly basis) other than on a part time basis and consistent with past practice and seasonal needs without first advising Southern States of such intended new hire;

                 (g) except in the ordinary course of business, consistent with past practice, sell, transfer, lease, license, mortgage or otherwise dispose of, or encumber, or agree to sell, transfer, lease, license, assign, mortgage or otherwise dispose of or encumber, any properties, real, personal or mixed, including automobiles, whether owned or leased;

                 (h) enter into any other agreements, commitments or contracts which, individually or in the aggregate, are material to MLE or any Subsidiary, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business consistent with past practice and not in excess of current requirements, or otherwise make any material change in the conduct of the business or operations of MLE or any such Subsidiary;

                 (i) enter into any agreement, commitment or contract with respect to the purchase of any capital assets involving an amount in excess of $50,000 for any single project;

                 (j) enter into any other agreements, leases, commitments or contracts which individually involve the expenditure of more than $25,000 (except for purchase orders, sales orders and contracts for the purchase of goods and services in the ordinary course of business);

                 (k) except as specifically permitted in this Agreement, willfully take any action or omit to take any action that would result in the representations and warranties of MLE and the Subsidiaries contained in this Agreement not being true and correct on the date made or, except with respect to those representations and warranties made as of a specified date, on the Closing Date or in any of the conditions to the consummation of the transactions contemplated hereby not being satisfied on the Closing Date;

                 (l) make any new elections, or make any changes to current elections, with respect to Taxes;

                 (m) create any subsidiary of MLE or any Subsidiary whether by acquisition, merger or otherwise; provided, that if Southern States consents to
                                  --------
the creation of any such subsidiary, then any representations or warranties of MLE and the Subsidiaries relating to their respective subsidiaries or the business to be acquired by any such subsidiary made by MLE or any Subsidiary shall be deemed to be made with respect to such acquired subsidiary or acquired business, with the same force and effect as the representations and warranties made by MLE and the Subsidiaries in Article III hereof; or

                 (n) change any method of accounting or any accounting principle or practice used by MLE or any Subsidiary.

                                 ARTICLE VIII

                             Additional Agreements

          8.1.   Southern States By-laws. As of the Effective Time of the MLE
                 -----------------------
Merger, Southern States shall have amended its By-laws in the manner set forth in Exhibit C to this Agreement and its Board of Directors shall have adopted the appropriate resolutions to provide for the following: (i) the establishment and maintenance of MLE's operations and activities relating to livestock marketing prior to the Effective Time as a separate allocation unit of Southern States for purposes of operations and patronage of the MLE business ("MLE Allocation Unit"); (ii) the creation of an election district providing for one seat on Southern States' Board of Directors based on commission volume and other inputs and services; and (iii) the establishment of a livestock marketing board for the purpose of consulting with Southern States with respect to the business and operations of the MLE Allocation Unit. The livestock marketing board initially will be composed of the twelve persons serving as members of the board of directors of MLE at the Effective Time plus up to five additional persons to be designated by the Board of Directors of Southern States. The livestock marketing board shall be reduced to not more than twelve members by the date which is five years after the Effective Time of the MLE Merger.

          8.2.   MLE Results of Operations. MLE covenants that, exclusive of the
                 -------------------------
effect of any reserves established with the consent of Southern States in contemplation of the Mergers, the results of operations of the MLE Companies, determined in accordance with accounting principals consistently applied in accordance with past practices, for the period between September 30, 1997 and the final day of the month immediately preceding the Closing shall not be a deficit amount.

          8.3.   Exchange of MLE Equities. Southern States agrees that, at the
                 ------------------------
Effective Time, it will assume on a dollar for dollar basis the allocated patrons' equities of MLE existing on the books of MLE at such time, provided, however, that the first dollar of each such members' allocated equity shall be exchanged for and represented by one share of Southern States' membership common stock, $1.00 par value per share. Southern States further agrees that those allocated member and patron equities assumed by Southern States will be revolved with Southern States' patronage refund allocations, treating MLE's 1983 class year of assumed equities as if they were patronage refund allocations of Southern States for the year 1977, with corresponding treatment for subsequent years of MLE equities assumed (e.g., 1984 member equities of MLE will be revolved at the same time as Southern States revolves its 1978 patronage refund allocations), provided, however, that no more than one class year of MLE equities will be revolved by Southern States in any one fiscal year. Patronage equities of the MLE Allocation Unit arising after the Effective Time of the MLE Merger will be subject to revolvement under the same policies applicable to all other Southern States patronage refund allocations as determined by the Board of Directors of Southern States from time to time. Southern States agrees that operating savings of Southern States attributable to the business of Statesman will be allocated among the members and patrons of Southern States in such a manner as will cause the patrons of the MLE Allocation Unit to share equitably in such operating savings.

          8.4.   MLCC Lending Programs. After the Effective Time, Statesman will
                 ---------------------
undertake to continue to provide the animal and facility credit programs currently provided by MLCC, subject to the exercise of its good faith business judgment concerning the nature and extent of such programs and the terms and conditions of credit to individual obligors.

          8.5.   Additional Agreements. Each of the parties hereto agrees to use
                 ---------------------
all reasonable efforts to take or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including using its best efforts to obtain all necessary consents, approvals and authorizations as are required to be obtained under any Federal, state or local law or regulation, to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby, to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and to effect all necessary registrations and Filings.

          8.6.   No Solicitation of Acquisition Proposals. Until such time, if
                 ----------------------------------------
any, as this Agreement is terminated pursuant to Section 10.1, MLE will not, and will cause each of the Subsidiaries and their respective directors, officers, employees, representatives, partners and agents (collectively, the "Representatives") to not, directly or indirectly, (i) solicit, initiate or
 ---------------
encourage the submission of any Acquisition Proposal (as hereinafter defined) or
(ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or agree to or endorse, or take any other action to facilitate any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; provided, however, that nothing contained in this paragraph shall prohibit the Board of Directors of MLE from furnishing information to, or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide Acquisition Proposal if, and only to the extent that (A) the Board of Directors of MLE, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is necessary for the Board of Directors of MLE to comply with its fiduciary duties to its members and patrons under applicable law and (B) prior to taking such action, MLE

(x) provides reasonable notice to Southern States to the effect that it is taking such action and (y) receives from such other person or entity an executed confidentiality agreement in reasonably customary form. MLE shall as promptly as practicable advise Southern States orally and in writing of the receipt by it (or any of the other entities or persons referred to above) after the date hereof of any Acquisition Proposal, or any inquiry which could lead to any Acquisition Proposal, the material terms and conditions of such Acquisition Proposal or inquiry, and the identity of the person making any such Acquisition Proposal or inquiry. MLE will keep Southern States fully informed of the status and details of any such Acquisition Proposal or inquiry. The term "Acquisition Proposal" as used herein means any offer involving the capital stock, membership rights and/or allocated patrons' equities of MLE or any of its subsidiaries, any proposal for a merger, consolidation or other business combination involving MLE or any of its subsidiaries, any proposal or offer to acquire in any manner a substantial portion of the business or assets of MLE or any of its subsidiaries, or any proposal or offer with respect to any other transaction similar to any of the foregoing with respect to MLE or any of its subsidiaries, other than the business combination contemplated by this Agreement.

          8.7.   Access to Information; Confidentiality. MLE and Southern States
                 --------------------------------------
shall each afford to the other and to the other's financial advisors, legal counsel, accountants, consultants, financing sources, and other authorized representatives access during normal business hours throughout the period prior to the Effective Time to all of its books, records, properties, plants and personnel and, during such period, each shall furnish as promptly as practicable to the other all information as such other party reasonably may request, provided that neither party shall disclose to the other any competitively sensitive information and no investigation pursuant to this Section 8.7 shall affect any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the MLE Merger and the MLCC Merger. Each party shall continue to abide by the terms of the confidentiality agreement between MLE and Southern States, dated November 5, 1997 (the "Confidentiality Agreement").

          8.8.   Public Announcements. Southern States, Statesman and the MLE
                 --------------------
Companies will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation without the mutual consent of Southern States and MLE, except as in the opinion of counsel for the MLE Companies or Southern States is required by law.

                                  ARTICLE IX

                              Closing Conditions

          9.1.   Conditions Precedent to the Obligations of All Parties. The
                 ------------------------------------------------------
respective obligations of each party to effect the Closing of each of the MLE Merger and the MLCC Merger shall be subject to the fulfillment at or prior to the Closing of each of the following conditions: (i) none of the parties hereto shall be subject to a preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (A) make the acquisition or holding by Southern States of the assets and/or equities of the MLE Companies illegal or make the acquisition or holding by Statesman of the assets and/or capital stock of MLCC illegal or (B) otherwise prevent the consummation of the Closing as contemplated by this Agreement; and (ii) receipt of all governmental, environmental, regulatory and other third-party consents and approvals required to effect the transactions contemplated herein.

          9.2.   Conditions Precedent to the Obligation of MLE. The obligation
                 ---------------------------------------------
of MLE to effect the Closing is also subject to the fulfillment, at or prior to the Closing Date, of the following additional conditions:

                 (a) Southern States shall have performed in all material respects each obligation to be performed by it hereunder on or prior to the Closing, and the transactions contemplated herein shall have been approved by the Board of Directors and, to the extent required by law, the members of Southern States.

                 (b) The representations and warranties of Southern States set forth in this Agreement shall be true and correct at and as of the Closing as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date (in which case such representation or warranty shall have been true and correct as of such date).

                 (c) MLE shall have received a certificate, dated the Closing Date, of the Chief Executive Officer, Chief Operating Officer, or any Senior Vice President of Southern States to the effect that the conditions specified in paragraphs (a) and (b) of this Section 9.2 have been fulfilled.

                 (d) MLE shall have received the opinion of Mays & Valentine, L.L.P., counsel to Southern States, addressed to them and dated the Closing Date, as to such items and in such form and substance as are reasonably requested by MLE.

                 (e) The By-laws of Southern States shall have been amended as contemplated in Section 8.1 above.

          9.3.   Conditions Precedent to Obligations of MLCC. The obligation of
                 -------------------------------------------
MLCC to effect the Closing shall be subject to the fulfillment, at or prior to the Closing Date, of the following additional conditions:

                 (a) Statesman shall have performed in all material respects each obligation to be performed by it hereunder on or prior to the Closing, and the transactions contemplated herein shall have been approved by the Board of Directors and, to the extent required by law, shareholders of Statesman.

                 (b) The representations and warranties of Statesman set forth in this Agreement shall be true and correct at and as of the Closing as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date (in which case such representation or warranty shall have been true and correct as of such date).

                 (c) MLCC shall have received a certificate, dated the Closing Date, of the President or any Vice President of Statesman to the effect that the conditions specified in paragraphs (a) and (b) of this Section 9.3 have been fulfilled.

                 (d) MLCC shall have received the opinion of Mays & Valentine, L.L.P., counsel to Statesman, addressed to them and dated the Closing Date, as to such items and in such form and substance as are reasonably requested by MLCC.

          9.4.   Conditions Precedent to Obligations of Southern States. The
                 ------------------------------------------------------
obligation of Southern States to effect the Closing shall be subject to the fulfillment, at or prior to the Closing Date, of the following additional conditions:

                 (a) Each of the MLE Companies shall have performed in all material respects each of its obligations under this Agreement required to be performed by it on or prior to the Closing pursuant to the terms hereof.

                 (b) The representations and warranties of each of MLE and MLCC contained in this Agreement shall be true and correct when made and at and as of the Closing Date as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date (in which case such representation or warranty shall have been true and correct as of such date).

                 (c) Except for the effect of reserves established with the consent of Southern States in contemplation of the Mergers, there shall not have occurred after the date hereof any material adverse change in the financial condition, business or results of operations of any of the MLE Companies.

                 (d) Southern States shall be satisfied that the consolidated balance sheet of MLE as of the final day of the month immediately preceding the Closing reflects all such reserves or other provisions for loss or contingencies as shall be necessary or appropriate to its continuing business and operations as contemplated by this Agreement.

                 (e) Southern States shall have received a certificate, dated the Closing Date, of the President of MLE to the effect that the conditions specified in paragraphs (a), (b), (c), (f) and (j), of this Section 9.4 applicable to each of MLE and the Subsidiaries have been fulfilled.

                 (f) There shall not be any action or proceeding commenced by or before any court or governmental agency or authority in the United States, or threatened by any governmental agency or authority in the United States, that challenges the consummation of the Closing or seeks to impose material limitations on the ability of Southern States to exercise full rights of ownership of any of the material assets or business of any of the MLE Companies or seeks material damages from any of the MLE Companies in connection with such ownership.

                 (g) All necessary third-party consents relating to the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect.

                 (h) Southern States shall have received the opinion of McDermott, Will & Emery, counsel to the MLE Companies, addressed to it and dated the Closing Date, as to such items and in such form and substance as are reasonably requested by Southern States.

                 (i) Southern States shall be satisfied with the results of its environmental due diligence of all of the Real Property.

                 (j) Southern States shall have received satisfactory assurance from all lessors under the Leases regarding the status of such Leases and the effect on the status of such Leases of this Agreement and the consummation of the transactions contemplated hereby.

                 (k) Southern States shall have received satisfactory assurance that the Marketing and Management Agreement, dated November 2, 1994, between MLE, Indiana Livestock Exchange and Thorn Apple Valley, Inc., a Michigan corporation and any other designated agreement shall continue in full force and effect without interruption or alteration, in any fashion on account of the consummation of the transactions contemplated herein.

                 (l) Southern States shall have received the written consent of CoBANK, ACB relating to the transactions contemplated by this Agreement and such consent shall be in full force and effect.

          9.5.   Conditions Precedent to Obligations of Statesman. The
                 ------------------------------------------------
obligations of Statesman to effect the Closing of the MLCC Merger shall be subject to the fulfillment, at or prior to the Closing Date, of the following additional conditions:

                 (a) MLCC shall have performed in all material respects its obligations under this Agreement required to be performed by it on or prior to the Closing pursuant to the terms hereof.

                 (b) The representations and warranties of MLCC contained in this Agreement shall be true and correct when made and at and as of the Closing Date as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date (in which case such representation or warranty shall have been true and correct as of such date).

                 (c) There shall not have occurred after the date hereof any material adverse change in the financial condition, business or results of operations of MLCC.

                 (d) Statesman shall have received a certificate, dated the Closing Date, of the President of MLCC, to the effect that the conditions specified in paragraphs (a), (b), (c) and (f) of this Section 9.5 applicable to MLCC have been fulfilled.

                 (e) There shall not be any action or proceeding commenced by or before any court or governmental agency or authority in the United States, or threatened by any governmental agency or authority in the United States, that challenges the consummation of the Closing or seeks to impose material limitations on the ability of Statesman to exercise full rights of ownership of any of the material assets or business of MLCC or seeks material damages from MLCC in connection with such ownership.

                 (f) All necessary third-party consents relating to the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect.

                 (g) Statesman shall have received the opinion of McDermott, Will & Emery, counsel to MLCC, addressed to it and dated the Closing Date, as to such items and in such form and substance as are reasonably requested by Statesman.

                 (h) Statesman shall have received satisfactory assurance from all of MLCC's lenders regarding the status of their respective loans to MLCC and the effect on the status of such loans of this Agreement and the consummation of the transactions contemplated hereby.

                 (i) Statesman shall have received the written consent of CoBANK, ACB, Crestar Bank, NationsBank, N.A. First Union National Bank, SunTrust Bank, Atlanta, Wachovia Bank of North Carolina, N.A. relating to the transactions contemplated by this Agreement and such consents shall be in full force and effect.

                                   ARTICLE X

                          Termination and Abandonment

          10.1.  Termination. With respect to all of the transactions
                 -----------
contemplated hereby, this Agreement may be terminated at any time prior to the
Closing:

                 (a)  by mutual consent of MLE and Southern States;

                 (b) by either MLE or Southern States if the Closing shall not have occurred on or before April 30, 1998; provided, however, that the right to
                                           --------  -------
terminate this Agreement pursuant to this Section 10.1(b) shall not be available to any party whose failure to fulfill any obligation of this Agreement has been the cause of, or resulted in, the failure of the Closing to have occurred on or before the aforesaid date;

                 (c) by Southern States, if an MLE Company shall have breached any of its covenants herein or shall have made a misrepresentation or if Southern States is not satisfied with the results of its environmental due diligence as stated in Section 9.4(h).

                 (d) by MLE, if Southern States shall have made a misrepresentation herein;

                 (e) by either Southern States or MLE, if any court of competent jurisdiction or other governmental agency of competent jurisdiction shall have issued an order, decree or ruling or taken any other action binding on the parties hereto restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated herein, and such order, decree, ruling or other action shall have become final and non-appealable; provided,
                                                                   --------
however, that neither Southern States nor the MLE Companies may terminate this
-------
Agreement as a result of any such order, decree, ruling or other action issued at the request of a party seeking to purchase any of the MLE Companies' equities, shares or assets unless such order, decree, ruling or other action is issued without the consent of and over the opposition of the party seeking to terminate this Agreement pursuant to this Section 10.1(e).

          10.2.  Procedure and Effect of Termination. In the event of
                 -----------------------------------
termination of this Agreement pursuant to Section 10.1 by either Southern States or MLE, written notice thereof shall forthwith be given to the other and this Agreement shall terminate, without further action by either of them. If this Agreement is terminated as provided herein, no party hereto shall have any liability or further obligation to any other party to this Agreement except that the provisions of the final sentence of Section 8.7, Article XI and this Section
10.2 shall survive such termination.

          10.3.  Effect on MLCC Merger of Termination by MLE or Southern States.
                 --------------------------------------------------------------
In the event of termination of this Agreement pursuant to this Article X, all obligations of either Statesman or MLCC under this Agreement also shall be terminated simultaneously.

                                  ARTICLE XI

                                 Miscellaneous

          11.1.  Amendment and Modification. Subject to applicable law, this
                 --------------------------
Agreement may be amended, modified or supplemented by mutual agreement of Southern States and MLE or, as applicable, with respect to the MLCC Merger by Statesman and MLCC at any time before Closing; provided, however, that this
                                               -----------------
Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          11.2.  Waiver of Compliance; Consents. Any failure of Southern States
                 ------------------------------
or Statesman, on the one hand, or any of the MLE Companies, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by MLE, or with respect to Statesman, MLCC on the one hand, or Southern States, or with respect to MLCC, Statesman on the other, respectively, only by a written instrument signed by the party or parties granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 11.2.

          11.3.  Investigations; Survival of Warranties. The respective
                 --------------------------------------
representations, warranties and covenants of Southern States, Statesman and the MLE Companies contained herein or in any certificates, schedules or other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto. Each and every representation, warranty and covenant of Southern States, Statesman or any of the MLE Companies and each of their respective officers, directors, shareholders and partners shall expire with, and be terminated and extinguished by, the Closing; provided, however, this Section 11.3 shall have no effect upon any
         -----------------
other obligation of the parties hereto to be performed before or after the Closing or on the obligations of the parties described in Sections 8.1, 8.3, and
8.4 and in the final sentence of Section 8.7 and in this Article XI, all of which will survive the Closing.

          11.4.  Notices. All notices and other communications hereunder shall
                 -------
be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

                 (a)  if to Southern States or Statesman, to:

                      Wayne A. Boutwell, Chief Executive Officer
                      Southern States Cooperative, Inc.
                      6606 West Broad Street
                      Richmond, Virginia 23230-1717
                      Phone: (804) 281-1000
                      Fax: (804) 281-1383

                      with a copy to:

                      N. Hopper Ancarrow, Jr., Esquire
                      Vice President and General Counsel
                      Southern States Cooperative, Inc.
                      Richmond, Virginia 23230-1717
                      Phone: (804) 281-1205
                      Fax: (804) 281-1383

                 (b)  if to the MLE Companies, to:

                      Thomas H. Reed, CEO
                      Michigan Livestock Exchange
                      806 Coolidge Road
                      East Lansing, Michigan 48823
                      Phone: (517) 337-2856
                      Fax: (517) 337-6070
                      with a copy to:

                      Michael R. Fayhee, Esquire
                      McDermott, Will & Emery
                      227 West Monroe Street
                      Chicago, Illinois 60603
                      Phone: (312) 984-7522
                      Fax: (312) 984-2097

          11.5.  Assignment; Parties in Interest. This Agreement and all of the
                 -------------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, provided that Southern States and Statesman may assign either of
               --------
their respective rights and obligations to one or more affiliates, but no such assignment shall relieve Southern States or Statesman of their respective obligations hereunder. This Agreement is not intended to confer upon any other person except the parties hereto any rights or remedies.

          11.6.  Further Assurances. From time to time, at Southern States' or
                 ------------------
Statesman's request and without further consideration, the MLE Companies will execute and deliver to Southern States or Statesman, as the case may be, such documents and take such action as Southern States or Statesman may reasonably request in order to consummate the transactions contemplated hereby and to vest in Southern States and with respect to MLCC, Statesman good and valid title to the respective assets of the MLE Companies.

          11.7.  Governing Law. This Agreement shall be governed by the laws of
                 -------------
the Commonwealth of Virginia without regard to the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

          11.8.  Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.9.  Entire Agreement. This Agreement, including the documents and
                 ----------------
instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the MLE Merger and MLCC Merger and all other matters contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement, together with the documents and instruments referred to herein, supersedes all prior agreements and understandings between the parties with respect to the MLE Merger and MLCC Merger and such other matters.

          11.10. Severability. If any provision of this Agreement shall be held
                 ------------
illegal, invalid or unenforceable, the parties hereto agree that such provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the parties hereto, the parties will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

          IN WITNESS WHEREOF, Southern States, Statesman, MLE and MLCC have caused this Agreement to be signed by their respective duly authorized officers on the date first above written.

                              SOUTHERN STATES COOPERATIVE,
                              INCORPORATED



                              By: ______________________________________________
                                    Name:  Wayne A. Boutwell
                                    Title: President and Chief Executive Officer


                              STATESMAN FINANCIAL CORPORATION



                              By: ______________________________________________
                                    Name:  Jonathan A. Hawkins
                                    Title: President


                              MICHIGAN LIVESTOCK EXCHANGE



                              By: ______________________________________________
                                    Name:  Thomas H. Reed
                                    Title: President and Chief Executive Officer


                              MICHIGAN LIVESTOCK CREDIT CORPORATION



                              By: ______________________________________________
                                    Name:  Thomas H. Reed
                                    Title: President

                                                                       EXHIBIT A

                                Plan of Merger
                                      of
                          Michigan Livestock Exchange
                                 with and into
                       Southern States Cooperative, Inc.


1. The names of the merging corporations are Michigan Livestock Exchange ("MLE"), a Michigan non-stock membership corporation and Southern States Cooperative, Inc. ("SSC"), a Virginia agricultural cooperative corporation. MLE shall be merged with and into SSC and SSC shall be the surviving corporation in the merger (the "Merger").

2. Upon the effective date of the Merger, the membership interests in MLE shall be extinguished, and each membership interest shall be and become one share of membership common stock of SSC, $1 par value per share.

3. Upon the effective date of the Merger, allocated patronage equities of MLE existing on such date shall be and become allocated patronage equities of SSC on a dollar for dollar basis, except that the first dollar of each allocated patron's equity of MLE thereafter shall be represented by the one share of SSC membership common stock, $1 par value per share, exchanged for each membership interest in MLE as provided for in Section 2 above.

4. The Articles of Incorporation and By-laws of SSC as in effect prior to the Merger shall continue (until amended or repealed as provided by applicable law) to be the Articles of Incorporation and By-laws of SSC provided, however, that the By-laws of SSC shall be amended as of the effective date of the Merger in the form provided for in the Agreement of Merger of which this Plan of Merger is a part.

5. The directors of SSC after the Merger shall consist of the same individuals serving as members of the board of directors prior to the Merger, with the addition of William Pridgeon, who shall be the duly elected director of the MLE Allocation Unit of SSC until his successor shall have been duly elected in accordance with the By-laws of SSC.

                                                                       EXHIBIT B

                                Plan of Merger
                                      of
                     Michigan Livestock Credit Corporation
                                 with and into
                              SFC II Corporation

1. The names of the merging corporations are Michigan Livestock Credit Corporation ("MLCC"), a Michigan corporation, and SFC II Corporation ("SFC II"), a Virginia corporation. MLCC shall be merged with and into SFC II and SFC II shall be the surviving corporation in the merger (the "Merger").

2. Upon the effective date of the Merger, by virtue of the Merger and without any action on the part of any of the parties hereto or any holder of any of the following securities: (i) the 100,000 shares of MLCC Common Stock, par value $1.00 per share, held by Michigan Livestock Exchange, a Michigan non-stock corporation which is the sole holder of MLCC Common Stock, shall be converted into shares of SFC II Class X Preferred Stock, $1,000 par value per share, with the aggregate number of shares of Class X Preferred Stock to be issued to be equal to the number of shares (or, if that number is not an even number, than to the next lowest whole number) determined by dividing (a) the net equity of MLCC as shown on its balance sheet as of the close of the month end immediately prior to the effective date of the MLCC Merger, by (b) one thousand dollars ($1,000.00). For purposes of this section 2 of this Plan of Merger, the "net equity" of MLCC shall mean its total equity after the establishment of such loan loss reserves or other reserves for contingencies as shall be satisfactory to Statesman Financial Corporation less the aggregate liquidation preference of any shares of MLCC preferred stock then outstanding. No fractional shares of SFC II Class X Preferred Stock shall be issued pursuant to this Plan of Merger; (ii) each outstanding share of MLCC Class A Preferred Stock, par value $1.00 per share, shall be converted into one (1) share of SFC II Class A Preferred Stock, par value $1.00 per share; (iii) each outstanding share of MLCC Class B Preferred Stock, par value $1.00 per share, shall be converted into one (1) share of SFC II Class B Preferred Stock, par value $1.00 per share; and (iv) each outstanding share of MLCC Class C Preferred Stock, par value $20.00 per share, shall be converted into one (1) share of SFC II Class C Preferred Stock, par value $20.00 per share.

3. The Articles of Incorporation and By-laws of SFC II as in effect prior to the Merger shall continue (until amended or repealed as provided by applicable law) to be the Articles of Incorporation and By-laws of SFC II provided, however, that the Articles of Incorporation of SFC II shall be amended as of the effective date of the Merger to change the name of SFC II to "Michigan Livestock Credit Corporation".

                                                                       EXHIBIT C

                       Proposed Amendments to By-laws of
                       Southern States Cooperative, Inc.

          Article VI of the By-laws of Southern States Cooperative, Inc. shall be amended to renumber the current provisions of Article VI as Article VI(A), and to add a new Article VI(B) as follows:

                                      (B)

                              Livestock Marketing

          Section 1B. Livestock Divisional Board Election. The Livestock Divisional Board shall consist of as many eligible members in each region for terms of three (3) years each as may, from time to time, be established by the Board of Directors. If more than one (1) member represents a region, the terms shall be staggered. The Livestock Divisional Board shall also have one (1) at-large member as provided in Section 2B of this Article. The initial Livestock Divisional Board shall be appointed by the Board of Directors and shall thereafter be self perpetuating with all vacancies, whether from the expiration of term of office or otherwise, to be filled by a majority vote of the remaining Livestock Divisional Board from eligible members from the region in which the vacancy occurs. Each member of the Livestock Divisional Board shall serve until the appointment and acceptance of his duly qualified successor. The Board of Directors shall divide the territory served by the Livestock Marketing Division into at least four (4) geographic regions so that as far as practical, each area of such territory shall be represented on the Livestock Divisional Board. Changes in the number and boundaries of these regions may be made from time to time as circumstances require.

          The Livestock Divisional Board shall elect a Chairman, Vice Chairman and Secretary for terms of one (1) year.

          Section 2B. The At-Large Livestock Divisional Board Member. In addition to the appointed members of the Livestock Divisional Board, one (1) at-large Member shall be appointed by the Board of Directors for a term of three
(3) years, or until his successor is appointed. The at-large member shall have the same powers and rights as other members of the Livestock Divisional Board. Any vacancy occurring in the office of at-large Livestock Advisory Board member shall be filled in the same manner as the original appointment was made.

          Section 3B. Duties of the Livestock Divisional Board. The Livestock Divisional Board shall serve in an advisory capacity to the Board of Directors with respect to the operation of the Livestock Marketing Division, and shall make recommendations to the Board of Directors on matters referred to the Livestock Divisional Board, and may make recommendations to the Board of Directors on policies affecting Livestock Marketing Division operations.

          Amend Article VIII, Section 4: Add "its livestock marketing facilities" after elevators in the sixth line.

             FINANCING SERVICES AND CONTRIBUTED CAPITAL AGREEMENT